UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 3, 2013

RANCHER ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-51425	98-0422451
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
of incorporation)	Number)	Number)

P.O. Box 40, Henderson, Colorado 80640

(Address of Principal Executive Offices) (Zip Code)

(303) 629-1125

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry Into A Material Definitive Agreement

On October 3, 2013 (effective September 30, 2013), Rancher Energy Corp. (“Rancher”) executed a Participation Agreement with PetroShare Corp., a privately-held Colorado corporation not affiliated with Rancher (“PetroShare”), for the purposes of drilling at least one and up to two oil and/or gas wells to test the Niobrara formation to a depth of approximately 7,850 feet total vertical depth (TVD) in Moffatt County, Colorado. The following description of the Participation Agreement is qualified in its entirety by reference to the Participation Agreement which agreement is included herewith as Exhibit 10.1.

On October 7, 2013, Rancher paid 30% of the costs of drilling the first well (Kowach 3-25) in exchange for a 30% working interest (25.309% net revenue interest), subject to a reduction of the working interest to 25% (and a proportional reduction of the net revenue interest) if Rancher and PetroShare do not complete a business combination. Rancher and PetroShare have entered into a non-binding letter of intent by which the two parties are negotiating and pursuing a business combination. Any business combination will be subject to approval by Rancher’s stockholders and a number of other conditions precedent.

The estimated cost for drilling the first well is $1,824,460 ($547,338 net to Rancher), and if warranted an additional $471,772 for completion ($141,517 net to Rancher). Rancher has an option not to participate in the second well, based on the results obtained from the first well. If Rancher participates in the second well (of which there can be no assurance), the estimated cost for drilling the second well (Voloshin 3-25) is $1,982,998 ($594,899 net to Rancher), and if warranted an additional $474,247 for completion ($142,274 net to Rancher).

It is expected that drilling on the first well will commence within the next several weeks. PetroShare will be the operator of the wells pursuant to a standard AAPL Form 610 operating agreement and exhibits thereto. Two other companies, not affiliated with either Rancher or PetroShare, are also participating in the proposed drilling operation.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

Pursuant to the Participation Agreement described in Item 1.01 above, upon payment, Rancher acquired a 30% working interest in the oil and gas leases on the property described below in Item 2.01(b). Rancher believes this to be a significant amount of assets acquired otherwise than in the ordinary course of business.

(a)	The asset described above was acquired by Rancher upon Rancher’s payment of the costs of drilling the first well under the Participation Agreement on October 7, 2013.
(b)	Pursuant to the terms of the Participation Agreement disclosed in Item 1.01 above, Rancher acquired a 30% working interest in the oil and gas leases on the following described property:

Township 6 North, Range 90 West, 6th P.M., Section 25, all of Lot 1 (42.05 acres), Lot 2 (42.05 acres), Lot 3 (42.04 acres), Lot 4 (42.03 acres), Lot 5 (41.98 acres), Lot 6 (41.98 acres), Lot 7 (41.98 acres), Lot 8 (41.98 acres), Lot 9 (41.92 acres), Lot 10 (41.91 acres), Lot 11 (41.91 acres), Lot 12 (41.90 acres), Lot 13 (41.85 acres), Lot 14 (41.85 acres), Lot 15 (41.86 acres), and Lot 16 (41.86 acres), Moffat County, Colorado.

(c)	The above-described working interest was acquired from PetroShare Corp., a non-affiliate of Rancher. Rancher and PetroShare Corp. have no material relationship other than as described above in Item 1.01.
(d)	Rancher will pay 30% of the costs of drilling and completion in exchange for a 30% working interest (25.309% net revenue interest), subject to a reduction of the working interest to 25% (and a proportional reduction of the net revenue interest) if Rancher and PetroShare do not complete a business combination. Rancher paid $507,748 on October 7, 2013 and an additional $39,590 on October 9, 2013 as its 30% share of the costs under the above-described Participation Agreement, and may pay up to a total of $1,426,029 if both wells are drilled to completion (see Item 1.01 above for more details).
(e)	Not applicable.
(f)	Prior to the above-described acquisition of the working interest, Rancher was a shell company. As a result of the acquisition of the working interest, and as a result of the beginning of operations (see Item 5.06 below) as a party to the Participation Agreement and AAPL Form 610 operating agreement described above in Item 1.01, we believe Rancher is no longer a shell company. Nevertheless, if the operations under the Participation Agreement and the operating agreement are fruitless, Rancher may become a shell company once again.

FORM 10 INFORMATION

Item 1 Business

Rancher incorporates by reference Form 10 Item 1, which was previously reported in its Annual Report on Form 10-K for the fiscal year ending March 31, 2013, filed on June 25, 2013.

Item 1A Risk Factors

Rancher incorporates by reference Form 10 Item 1A, which was previously reported in its Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2013, filed on August 14, 2013.

Item 2 Financial Information

Rancher incorporates by reference Form 10 Item 2, which was previously reported in its Annual Report on Form 10-K for the fiscal year ending March 31, 2013, filed on June 25, 2013, and as it was previously reported in its Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2013, filed on August 14, 2013.

Item 3 Properties

Rancher incorporates by reference Form 10 Item 3, which was previously reported in its Annual Report on Form 10-K for the fiscal year ending March 31, 2013, filed on June 25, 2013. In addition:

(a)	The leasehold interests in which Rancher acquired rights on October 7, 2013 as a result of the payment of estimated drilling expenses, are located in Section 25 of Township 6 North, Range 90 West, 6th P.M., Moffatt County, Colorado.

(b)	There are no other producing oil and gas wells on said Section 25. PetroShare has advised Rancher that it has commenced building the location for the contemplated wells.

(c)	The properties are not held in fee, but are subject to standard oil and gas leases which provide for three to six year terms (expiring in 2014 through 2016) unless oil and gas operations are continuing at the expiration of the term of the lease. Based on preliminary title work, it appears that PetroShare owned a 100% working interest (approximately 78.3% net revenue interest) in the minerals underlying Section 25. Section 25 has had five wells drilled on it between 1956 and 1965. Three of these wells produced from the Niobrara and two produced from the Trout Creek formation. The last well produced until 1998. Oil was produced from the Niobrara formation, while the gas was produced from both the Niobrara and Trout Creek formations. The producing field in this area is known as the Buck Peak field, which is the largest producing Niobrara oil field in the Sand Wash basin. While there has been successful production from this field in the past, there can be no assurance that the planned drilling operations will be successful or result in the commercial production of oil or natural gas.

Item 4 Security Ownership of Certain Beneficial Owners and Management

Rancher incorporates by reference Form 10 Item 4, which was previously reported in its Annual Report on Form 10-K for the fiscal year ending March 31, 2013, filed on June 25, 2013.

Item 5 Directors and Executive Officers

Rancher incorporates by reference Form 10 Item 5, which was previously reported in its Annual Report on Form 10-K for the fiscal year ending March 31, 2013, filed on June 25, 2013.

Item 6 Executive Compensation

Rancher incorporates by reference Form 10 Item 6, which was previously reported in its Annual Report on Form 10-K for the fiscal year ending March 31, 2013, filed on June 25, 2013.

Item 7 Certain Relationships and Related Transactions, and Director Independence

Rancher incorporates by reference Form 10 Item 7, which was previously reported in its Annual Report on Form 10-K for the fiscal year ending March 31, 2013, filed on June 25, 2013.

Item 8 Legal Proceedings

Rancher incorporates by reference Form 10 Item 8, which was previously reported in its Annual Report on Form 10-K for the fiscal year ending March 31, 2013, filed on June 25, 2013.

Item 9 Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Rancher incorporates by reference Form 10 Item 9, which was previously reported in its Annual Report on Form 10-K for the fiscal year ending March 31, 2013, filed on June 25, 2013.

Item 10 Recent Sales of Unregistered Securities

Rancher incorporates by reference Form 10 Item 10, which was previously reported in its Annual Report on Form 10-K for the fiscal year ending March 31, 2013, filed on June 25, 2013.

Item 11 Description of Registrant’s Securities

Rancher is authorized to issue an aggregate of 275,000,000 shares of common stock, par value $0.0001 per share. After the acquisition of the leasehold working interests described above in Item 2.01, 119,862,791 shares were outstanding. Rancher’s common stock is traded on the OTCQB.

Common Stock

All outstanding shares of the Company’s common stock are of the same class and have equal rights and attributes. There is no preferred stock. Dividends may be declared by the board of directors out of Rancher’s funds to the extent and in the manner permitted by law.

Voting. The holders of Rancher’s common stock are entitled to one (1) vote for each share held of record, and each fractional share shall be entitled to a corresponding fractional vote on each matter submitted to a vote of the stockholders on which the holders of the common sstock are entitled to vote. There is no cumulative voting allowed in the election of directors. The affirmative vote of a majority of the common stock represented at a stockholders’ meeting and entitled to vote on the subject matter shall be the act of the stockholders except to the extent the articles of incorporation or Nevada statutes require a greater percentage of vote such as in connection with the amendment of Rancher’s articles of incorporation (N.R.S. § 78.390(1)(c)), a control share acquisition (such as the merger, N.R.S. § 78.3791), or removal of directors (N.R.S. § 78.335).

Preemptive Rights. No stockholder of Rancher or any person with the right to convert any security or obligation to common stock of Rancher shall have any preemptive right.

No Assessment. After the amount payable for the shares has been fully paid, the shares of Rancher shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed. No stockholder of Rancher is individually liable for the debts or liabilities of Rancher.

No Board Classification. The Rancher board of directors is not classified or staggered, and the entire board may (pursuant to N.R.S. § 78.335) be removed, with or without cause, upon a vote of two-thirds of the shares entitled to vote at a meeting of the stockholders. To remove directors, a shareholders’ meeting must be called specifically for that purpose.

Warrants, Rights, and Options

As of the date of this report, options to acquire 10,000,000 shares of common stock are outstanding.  These options are exercisable at $0.035 per share, and will expire in October 2019.  All the options are exercisable within 60 days.

Item 12 Indemnification of Directors and Officers

Rancher incorporates by reference Form 10 Item 12, which was previously reported in its Annual Report on Form 10-K for the fiscal year ending March 31, 2013, filed on June 25, 2013.

Item 13 Financial Statements and Supplementary Data

Rancher incorporates by reference Form 10 Item 13, which was previously reported in its Annual Report on Form 10-K for the fiscal year ending March 31, 2013, filed on June 25, 2013, and as it was previously reported in its Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2013, filed on August 14, 2013.

Item 14 Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Rancher incorporates by reference Form 10 Item 14, which was previously reported in its Annual Report on Form 10-K for the fiscal year ending March 31, 2013, filed on June 25, 2013.

Item 15 Financial Statements and Exhibits

Rancher incorporates by reference Form 10 Item 15, which was previously reported in its Annual Report on Form 10-K for the fiscal year ending March 31, 2013, filed on June 25, 2013, and as it was previously reported in its Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2013, filed on August 14, 2013.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.06 Change in Shell Company Status

Prior to Rancher’s entry into the Participation Agreement and AAPL Form 610 operating agreement, Rancher was a shell company. As a result of entry into these agreements, the acquisition of assets as described in Item 2.01 above, and the addition of operations under the agreements (as described above in Items 1.01 and 2.01 above), we believe Rancher is no longer a shell company. The material terms of these agreements are described in Items 1.01 and 2.01 above, and are further disclosed in full by the attachment of the Participation Agreement hereto as Exhibit 10.1. Rancher is a non-operator under the AAPL Form 610 operating agreement, the terms of which are standard. If the wells contemplated under the Participation Agreement and the operating agreement are dry holes and plugged and abandoned, Rancher may become a shell company once again.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description

10.1	Participation Agreement between Rancher Energy Corp. and PetroShare Corp. dated as of September 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

RANCHER ENERGY CORP.

By: /s/ Jon C. Nicolaysen

Jon C. Nicolaysen, President and

Chief Executive Officer

Date: October 8, 2013